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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 1, 2006 (February 24,
                                                 2006)

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                     1-13925                 38-3389456
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(State or other jurisdiction of         (Commission            (IRS Employer
          incorporation)                File Number)         Identification No.)

5350 Lakeview Parkway South Drive, Indianapolis, IN                     46268
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     (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (317) 715-4196

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))

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ITEM 8.01 OTHER EVENTS

On February 24, 2006, Championship Auto Racing Teams, Inc. (the "COMPANY") transferred its remaining assets to the Championship Liquidating Trust, a Delaware statutory trust (the "LIQUIDATING TRUST"), pursuant to the Liquidating Trust Agreement attached hereto as Exhibit 99.1. The assets transferred to the Liquidating Trust consisted of $450,000 of cash.

On February 28, 2006, the Company filed a Form 15 with the Securities and Exchange Commission to terminate the registration of the Company's common stock under the Securities and Exchange Act of 1934 (the "EXCHANGE ACT"). As a result, the Company will cease filing reports under the Exchange Act. The Liquidating Trust will, however, file with the Securities and Exchange Commission annual reports on Form 10-K and current reports on Form 8-K under the Company's former Securities and Exchange Commission file number.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are incorporated by reference as part of this Report:

Exhibit                   Description of Exhibit
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
99.1     Liquidating Trust Agreement dated February 24, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of March, 2006.

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

                            By: /s/ Thomas L. Carter
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                                  Thomas L. Carter
                               Chief Financial Officer